Subsequent Events	12 Months Ended
Dec. 29, 2012
Subsequent Events
23.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 7, 2013, the date its consolidated financial statements were available to be issued. No material subsequent events have occurred since December 29, 2012 that required recognition or disclosure in these consolidated financial statements, except the matters noted below.

In January 2013, the Company issued an additional $375 million in principal of its 8.5% Senior Notes due June 30, 2019 and used the proceeds to redeem the remaining $355 million in principal of its 11.25% Senior Subordinated Notes due June 30, 2017. The Senior Subordinated Notes were held by an entity affiliated with one of the Company’s Sponsors. The Company will record a loss on extinguishment of debt of approximately $24 million in the first quarter of 2013, including an early redemption premium and a write-off of unamortized debt issuance costs related to the Senior Subordinated Notes.